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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                         OF THE SECURITIES ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 July 30, 2004


                        NORFOLK SOUTHERN RAILWAY COMPANY
             (Exact name of registrant as specified in its charter)


                                     1-743
                                    1-3744
         Virginia                   1-4793                  52-6002016
                                    1-546-2
(State or other jurisdiction      (Commission             (IRS Employer
     Of incorporation)            File Numbers)          Identification No.)


                             Three Commercial Place
                          Norfolk, Virginia 23510-9241
                    (Address of principal executive offices)

                                 (757) 629-2680
              (Registrant's telephone number, including area code)


                                   No Change
         (Former name or former address, if changed since last report)



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Item 5.        Other Events and Required FD Disclosure.

This Current Report on Form 8-K includes on Exhibits 99.1 through 99.8 certain updates to the financial information contained in the registrant's Registration Statement on Form S-4 (File No. 333-114795) which was declared effective on July 26, 2004 (the "NSR Registration Statement"). All capitalized terms used in Exhibits 99.1 through 99.8 and not otherwise defined therein shall have the meanings provided for such terms in the Prospectus and Consent Solicitation Statement contained in the NSR Registration Statement. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered by the NSR Registration Statement. The registrant disclaims any responsibility for the CSX Transportation, Inc. company-specific information contained in Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               Exhibit No.    Exhibit Description

               99.1 Ranking of the Indebtedness of CSX Transportation, Inc. and Norfolk Southern Railway Company.

               99.2 Selected Historical Financial Data of Consolidated Rail Corporation as of June 30, 2004.

               99.3 Unaudited Pro Forma Financial Information of Consolidated Rail Corporation as of June 30, 2004.

               99.4 Management's Discussion and Analysis of Financial Condition and Results of Operations of Consolidated Rail Corporation as of June 30, 2004.

               99.5 Unaudited Pro Forma Financial Information of Norfolk Southern Railway Company as of June 30, 2004.

               99.6           Norfolk Southern Railway Company Capitalization.

               99.7 Norfolk Southern Railway Company Ratio of Earnings to Fixed Charges.

               99.8 Unaudited Consolidated Financial Statements of Consolidated Rail Corporation.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORFOLK SOUTHERN RAILWAY COMPANY
                                                     (Registrant)

                                           /s/: Reginald J. Chaney
                                                --------------------------------
                                                Name: Reginald J. Chaney
                                                Title: Corporate Secretary

Date:  July 30, 2004


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                                  EXHIBIT INDEX

              Exhibit No.                        Description

                 99.1 Ranking of the Indebtedness of CSX Transportation, Inc. and Norfolk Southern Railway Company.

                 99.2 Selected Historical Financial Data of Consolidated Rail Corporation as of June 30, 2004.

                 99.3 Unaudited Pro Forma Financial Information of Consolidated Rail Corporation as of June 30, 2004.

                 99.4 Management's Discussion and Analysis of Financial Condition and Results of Operations of Consolidated Rail Corporation as of June 30, 2004.

                 99.5 Unaudited Pro Forma Financial Information of Norfolk Southern Railway Company as of June 30, 2004.

                 99.6         Norfolk Southern Railway Company Capitalization.

                 99.7 Norfolk Southern Railway Company Ratio of Earnings to Fixed Charges.

                 99.8 Unaudited Consolidated Financial Statements of Consolidated Rail Corporation.